UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2017

TRAVELCENTERS OF AMERICA LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio		44145
(Address of principal executive offices)		(Zip Code)

440-808-9100
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 28, 2017, TravelCenters of America LLC issued a press release setting forth its results of operations and financial condition as of and for the three months and year ended December 31, 2016. A copy of that press release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release dated February 28, 2017.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date:	February 28, 2017	By:	/s/ ANDREW J. REBHOLZ
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer